UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2025

DATAVAULT AI INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15268 NW Greenbrier Pkwy Beaverton, OR	97006
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DVLT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Third Amendment to Asset Purchase Agreement

As previously disclosed, on December 19, 2024, Datavault AI Inc. (the “Company”) entered into an asset purchase agreement, as amended by that certain amendment to the asset purchase agreement, dated as of December 30, 2024, and as further amended by that certain second amendment to the asset purchase agreement, dated as of February 25, 2025 (the “Asset Purchase Agreement”), with CompuSystems, Inc., a Texas corporation (“CSI”), pursuant to which the Company has agreed to purchase, assume and accept from CSI all of the rights, title and interests in, to and under the assets and interests used in the Acquired Business (as defined in the Asset Purchase Agreement), and products and services solely to the extent they utilize the Transferred Assets (as defined in the Asset Purchase Agreement), including CSI’s customer contracts, trademarks, and other intellectual property.

On March 31, 2025, the Company and CSI entered into a third amendment to the Asset Purchase Agreement (the “Third Amendment”). Pursuant to the Third Amendment, the parties agreed that the Company will inform the stockholders of the Company of the receipt of the Stockholder Consent (as defined in the Asset Purchase Agreement) by preparing and filing with the U.S. Securities and Exchange Commission (“SEC”), within fifteen (15) business days after the Company files its Annual Report on Form 10-K, an information statement with respect thereto.

The parties also agreed to amend the definition of Outside Date (as defined in the Asset Purchase Agreement) to mean May 15, 2025, after which the Asset Purchase Agreement may be terminated by any party if the closing shall not have consummated on or prior to such Outside Date.

Except as stated above, the Third Amendment does not make any other substantive changes to the Asset Purchase Agreement.

A copy of the Third Amendment is filed with this Current Report on Form 8-K (“Form 8-K”) as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Third Amendment is qualified in its entirety by reference thereto.

Item 7.01	Regulation FD Disclosure.

On April 1, 2025, the Company issued a press release (the “Press Release”) announcing the latest business update to its stockholders. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be or be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Third Amendment to the Asset Purchase Agreement.
99.1	Press Release.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Additional Information and Where to Find It

THIS FORM 8-K IS ONLY A BRIEF DESCRIPTION OF THE TRANSACTION. IT IS NOT A REQUEST FOR OR SOLICITATION OF A PROXY OR AN OFFER TO ACQUIRE OR SELL ANY SHARES OF COMMON STOCK. THE COMPANY INTENDS TO FILE A PROXY STATEMENT AND OTHER REQUIRED MATERIALS WITH THE SEC CONCERNING THE TRANSACTION. A COPY OF ALL FINAL PROXY MATERIALS WILL BE SENT TO STOCKHOLDERS PRIOR TO THE 2025 ANNUAL MEETING OF STOCKHOLDERS AT WHICH THE COMPANY’S STOCKHOLDERS WILL BE ASKED TO VOTE ON THE PROPOSALS DESCRIBED IN THE MATERIALS PROVIDED BY THE COMPANY. THE COMPANY URGES ALL STOCKHOLDERS TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THOSE DOCUMENTS WILL INCLUDE IMPORTANT INFORMATION. A FREE COPY OF ALL MATERIALS THE COMPANY FILES WITH THE SEC AND PROXY STATEMENT, WILL BE AVAILABLE AT NO COST ON THE SEC’S WEBSITE AT WWW.SEC.GOV. WHEN THOSE DOCUMENTS BECOME AVAILABLE, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED BY THE COMPANY MAY ALSO BE OBTAINED WITHOUT CHARGE BY DIRECTING A REQUEST TO DATAVAULT AI INC., 15268 NW Greenbrier Pkwy, Beaverton, OR 97006, ATTENTION: SECRETARY.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the transactions set forth herein. Information concerning such participants will be set forth in the proxy statement for the Company’s 2025 Annual Meeting of Stockholders, which will be filed with the SEC on Schedule 14A. To the extent that holdings of the Company’s securities change since the amounts printed in the Company’s proxy statement, such changes will be reflected on Statements of Change in Ownership on Form 4 or other filings filed with the SEC. Additional information regarding the interests of such participants in the solicitation of proxies in connection with the transactions set forth herein will be included in the proxy statement.

This Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions described herein. This Form 8-K shall not constitute an offer to sell, or the solicitation of an offer to buy, nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Cautionary Note Regarding Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1955. These forward-looking statements include, without limitation, the Company’s expectations with respect to the proposed asset purchase, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the implied valuation of CSI, the products offered by CSI and the markets in which CSI operates, and the Company’s projected future results. Words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the Company’s control and are difficult to predict. Factors that may cause actual future events to differ materially from the expected results, include, but are not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Asset Purchase Agreement by the stockholders of the Company, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Asset Purchase Agreement, (iv) the effect of the announcement or pendency of the transaction on the Company’s business relationships, performance, and business generally, (v) the inability to recognize the anticipated benefits of the transaction, which may be affected by, among other things, competition and the ability of the post-combination company to grow and manage growth profitability and retain its key employees, (vi) costs related to the asset purchase, (vii) the outcome of any legal proceedings that may be instituted against the Company or CSI following the announcement of the proposed asset purchase, (viii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed asset purchase, and identify and realize additional opportunities, (ix) the risk of downturns and the possibility of rapid change in the highly competitive industries in which the Company and CSI operate, (x) the risk that any adverse changes in CSI’s relationships with buyer, sellers and distribution partners may adversely affect the predicted business, financial condition and results of operations, (xi) the risk that periods of rapid growth and expansion could place a significant strain on the Company’s resources, including its employee base, which could negatively impact the Company’s operating results, (xii) the risk that the Company may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all, (xiii) the risk that third-parties suppliers and manufacturers are not able to fully and timely meet their obligations, and (xiv) the risk that the Company is unable to secure or protect its intellectual property. There may be additional risks that the Company presently do not know or that the Company currently believes are immaterial that could also cause results to differ from those contained in any forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2025	DATAVAULT AI INC.

	By:	/s/ Nathaniel Bradley
		Name:	Nathaniel Bradley
		Title:	Chief Executive Officer